Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Annuity
Separate Account 4
Panorama Premier Variable Annuity

This prospectus describes the individual certificates issued under the Panorama Premier deferred group variable annuity contract offered by Massachusetts Mutual Life Insurance Company. This certificate provides for accumulation of certificate value and annuity payments on a fixed and variable basis.

You, the participant, have a number of investment choices in this certificate. These investment choices include two fixed account options as well as the following thirty-one funds which are offered through our separate account, Massachusetts Mutual Variable Annuity Separate Account 4.

Panorama Series Fund,Inc.
 . Panorama Total Return Portfolio
 . Panorama Growth Portfolio
 . Panorama International Equity Portfolio(*)
 . Panorama LifeSpan Capital Appreciation
  Portfolio
 . Panorama LifeSpan Balanced Portfolio
 . Panorama LifeSpan Diversified Income Portfolio
Oppenheimer Variable Account Funds
 . Oppenheimer Money Fund/VA
 . Oppenheimer Bond Fund/VA
 . Oppenheimer Aggressive Growth Fund/VA
 . Oppenheimer Strategic Bond Fund/VA
 . Oppenheimer Main Street Growth & Income
  Fund/VA
 . Oppenheimer High Income Fund/VA
 . Oppenheimer Capital Appreciation Fund/VA
 . Oppenheimer Global Securities Fund/VA
Fidelity Variable Insurance Products Fund
 . VIP Growth Portfolio - Service Class
Fidelity Variable Insurance Products Fund II
 . VIP II Contrafund((R)) Portfolio - Initial Class
Fidelity Variable Insurance Products Fund III
 . VIP III Growth Opportunities Portfolio -
  Service Class
American Century Variable Portfolios, Inc.
 . American Century VP Income & Growth Fund
 . American Century VP Value Fund
T. Rowe Price Equity Series, Inc.
 . T. Rowe Price Mid-Cap Growth Portfolio
MML Series Investment Fund
 . MML Equity Fund
 . MML Blend Fund
 . MML Equity Index Fund
 . MML Small Cap Value Equity Fund
 . MML Growth Equity Fund
 . MML Small Cap Growth Equity Fund
Janus Aspen Series
 . Janus Aspen Worldwide Growth Portfolio
 . Janus Aspen Capital Appreciation Portfolio
Templeton Variable Products Series Fund
 . Templeton International Fund - Class 2 Shares
BT Insurance Funds Trust
 . BT Small Cap Index Fund
MFS((R))Variable Insurance Trust(SM)
 . MFS((R)) Growth With Income Series

(*)Effective October 1, 1999, this Fund will be called Oppenheimer International Growth Fund/VA.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Panorama Premier variable annuity.

To learn more about the Panorama Premier certificate, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 1999. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 31 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 366-8226 or write to: Panorama Premier, Annuity Products, H565, P.O. Box 9067, Springfield, Massachusetts 01102-9067.

The certificates:
 .    are not bank deposits.
 .    are not federally insured.
 .    are not endorsed by any bank or governmental agency.
 .    are not guaranteed and may be subject to loss of
     principal.
--------------------------------------------------------------------------------
The SEC has not approved these contracts or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.
--------------------------------------------------------------------------------

May 1,1999, Supplemented September 1, 1999.

Table Of Contents

Highlights                                       4

Massachusetts Mutual Variable
Annuity Separate Account 4 -
Panorama Premier Segment
Table of Fees and Expenses                       5

The Company                                     11

The Panorama Premier Individual
Certificate Issued under a Group
Deferred Variable Annuity Contract -
General Overview                                11

Ownership                                       12

    Contract Owner                              12
    Participant                                 12
    Joint Participant                           12
    Annuitant                                   12
    Beneficiary                                 12

Purchasing a Certificate                        13

    Purchase Payments                           13
    Allocation of Purchase Payments             13

Investment Choices                              14

    The Separate Account                        14
    The Funds                                   14
    The Fixed Accounts                          18
      DCA Fixed Account                         18
      The Fixed Account                         19

Certificate Value                               20

    Accumulation Units                          20
    Transfers                                   20
      Transfers During the Accumulation Phase   20
      Transfers During the Income Phase         21
    Dollar Cost Averaging Program               21
    Automatic Rebalancing Program               22
    Withdrawals                                 22
      Systematic Withdrawal Program             23

Expenses                                        24

    Insurance Charges                           24
      Mortality and Expense Risk Charge         24
      Administrative Charge                     24
    Annual Certificate Maintenance Charge       24
    Contingent Deferred Sales Charge            24
      Free Withdrawals                          26
    Premium Taxes                               26
    Transfer Fee                                26
    Income Taxes                                26
    Fund Expenses                               26

The Income Phase                                27

    Fixed Annuity Payments                      27
    Variable Annuity Payments                   27
    Annuity Unit Value                          28
    Annuity Options                             28

Death Benefit                                   29

    Death of Participant During the
      Accumulation Phase                        29
    Death Benefit Amount During the
      Accumulation Phase                        29
    Death Benefit Options During the
      Accumulation Phase                        29
    Death of Participant During the
      Income Phase                              30
    Death of Annuitant                          30

Taxes                                           31

    Annuity Certificates in General             31
    Qualified and Non-Qualified Certificates    31
    Withdrawals - Non-Qualified Certificates    32
    Withdrawals - Qualified Certificates        32
    Withdrawals - Tax-Sheltered Annuities       33

Other Information                               34

    Performance                                 34
      Standardized Total Returns                34
      Nonstandardized Total Returns             34
      Yield and Effective Yield                 34
      Related Performance                       34
    Year 2000                                   34
    Distributors                                35
    Electronic Transmission of Application
      Information                               35
    Assignment                                  35
    Voting Rights                               35
    Reservation of Rights                       36
    Suspension of Payments or Transfers         36
    Legal Proceedings                           36
    Financial Statements                        36

Additional Information                          36

Appendix A -
Condensed Financial Information                A-1

2       Table Of Contents

Index Of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the certificate, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

                                        Page

Accumulation Phase                       11

Accumulation Unit                        20

Annuitant                                12

Annuity Date                             27

Annuity Options                          28

Annuity Payments                         27

Annuity Service Center                    1

Annuity Unit Value                       28

Certificate                              11

Certificate Anniversary                  29

Contract Owner                           12

Free Withdrawals                         26

Income Phase                             27

Non-Qualified                            31

Participant                              12

Purchase Payment                         13

Qualified                                31

Separate Account                         14

Tax Deferral                             11

                                                    Index of Special Terms     3

Highlights

This prospectus describes the general provisions of the Panorama Premier certificate. You may review a copy of the certificate upon request.

Free Look

You have a right to examine your certificate. If you change your mind about owning your certificate, you can cancel it within 10 days after receiving it. However, this time period may vary by state. When you cancel the certificate within this time period, we will not assess a sales charge. You will receive your certificate value as of the business day we receive your certificate and written request at our Annuity Service Center. If you purchase this certificate as an IRA or your state requires it, we will return the greater of your purchase payments less any withdrawals you took, or the certificate value.

Contingent Deferred Sales
Charge

We do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw any part of the certificate value. The amount of the contingent deferred sales charge depends on the amount of your purchase payments and the length of time since you made them. The contingent deferred sales charge ranges from 7% to 0%.

Federal Income Tax Penalty

If you withdraw any of the certificate value from your non-qualified certificate, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is ineludible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

 . paid on or after you reach age 59 1/2;

 . paid to the beneficiary after you die;

 . paid if you become totally disabled as that term is defined in the Internal
  Revenue Code;

 . paid in a series of substantially equal payments made annually or more frequently, for life or your life expectancy or for the joint life expectancies of you and your designated beneficiary;

 . paid under an immediate annuity; or

 . which come from purchase payments made before August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 14, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified certificates. Please refer to the Taxes section of this prospectus for more information.

4       Highlights

Massachusetts Mutual Variable Annuity
Separate Account 4 - Panorama Premier Segment
Table Of Fees And Expenses

Participant Transaction Expenses

Transfer Fee:

   During Accumulation Phase:

We will not charge for the first 12 transfers in a calendar year; thereafter we will assess a fee which is the lesser of $20 or 2% of the amount transferred.

   During Income Phase:

We allow only 6 transfers in a calendar year and we will not assess a fee for these 6 transfers.

Sales Load on Purchases:

0%

Contingent Deferred Sales Charge (as a percentage of purchase payments withdrawn):

--------------------------------------------------------------------------------
Full years since payment      0      1    2     3     4    5    6   7 or more
--------------------------------------------------------------------------------
Percentage                    7%     6%   5%    4%    3%   2%   1%     0%
--------------------------------------------------------------------------------

Annual Certificate Maintenance Charge:             $30 per Certificate Year.

Separate Account Annual Expenses
(as a percentage of the average account value)

Mortality and Expense Risk Charge:                 1.25%

Administrative Charge:                             0.15%
                                                   ----
Total Separate Account Annual Expenses:            1.40%


Table Of Fees And Expenses       5

Annual Fund Expenses
(as a percentage of average net assets as of December 31, 1998)

                                                           Management          Other                            Total Operating
                                                            Fees After    Expenses After                        Expenses After
                                                             Expense          Expense                              Expense
                                                         Reimbursements   Reimbursements       12b-1 Fees       Reimbursements
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Money Fund/VA                                     0.45%           0.05%                --               0.50%
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Bond Fund/VA                                      0.72%           0.02%                --               0.74%
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Aggressive Growth Fund/VA                         0.69%           0.02%                --               0.71%
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund/VA                            0.74%           0.06%                --               0.80%
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Growth & Income
Fund/VA                                                       0.74%           0.05%                --               0.79%
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer High Income Fund/VA                               0.74%           0.04%                --               0.78%
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation
Fund/VA                                                       0.72%           0.03%                --               0.75%
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA                         0.68%           0.06%                --               0.74%
------------------------------------------------------------------------------------------------------------------------------------
Panorama LifeSpan Diversified Income
Portfolio                                                     0.75%           0.09%                --               0.84%
------------------------------------------------------------------------------------------------------------------------------------
Panorama Total Return Portfolio                               0.53%           0.02%                --               0.55%
------------------------------------------------------------------------------------------------------------------------------------
Panorama LifeSpan Balanced Portfolio                          0.85%           0.08%                --               0.93%
------------------------------------------------------------------------------------------------------------------------------------
Panorama LifeSpan Capital Appreciation
Portfolio                                                     0.85%           0.08%                --               0.93%
------------------------------------------------------------------------------------------------------------------------------------
Panorama Growth Portfolio                                     0.52%           0.01%                --               0.53%
------------------------------------------------------------------------------------------------------------------------------------
Panorama International Equity Portfolio(4)                    1.00%           0.09%                --               1.09%
------------------------------------------------------------------------------------------------------------------------------------
Fidelity's VIP Growth Portfolio - Service Class               0.59%           0.06%              0.10%              0.75%(3)
------------------------------------------------------------------------------------------------------------------------------------
Fidelity's VIP II Contrafund(R) Portfolio -
Initial Class                                                 0.59%           0.07%                --               0.66%(3)
------------------------------------------------------------------------------------------------------------------------------------
Fidelity's VIP III Growth Opportunities
Portfolio - Service Class                                     0.59%           0.10%              0.10%              0.79%(3)
------------------------------------------------------------------------------------------------------------------------------------
American Century VP Income & Growth
Fund                                                          0.70%           0.00%                --               0.70%
------------------------------------------------------------------------------------------------------------------------------------
American Century VP Value Fund                                1.00%           0.00%                --               1.00%
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio                        0.85%           0.00%                --               0.85%
------------------------------------------------------------------------------------------------------------------------------------
MML Small Cap Value Equity Fund                               0.39%           0.05%(2)             --               0.44%
------------------------------------------------------------------------------------------------------------------------------------
MML Equity Fund                                               0.37%           0.00%(2)             --               0.37%
------------------------------------------------------------------------------------------------------------------------------------
MML Blend Fund                                                0.37%           0.00%(2)             --               0.37%
------------------------------------------------------------------------------------------------------------------------------------
MML Equity Index Fund                                         0.30%           0.20%                --               0.50%
------------------------------------------------------------------------------------------------------------------------------------
MML Growth Equity Fund                                        0.80%           0.11%(2)             --               0.91%(1)
------------------------------------------------------------------------------------------------------------------------------------
MML Small Cap Growth Equity Fund                              1.08%           0.11%(2)             --               1.19%(1)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio                        0.65%           0.07%                --               0.72%(5)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Capital Appreciation Portfolio                    0.70%           0.22%                --               0.92%(5)
------------------------------------------------------------------------------------------------------------------------------------
Templeton International Fund - Class 2 Shares(7)              0.69%           0.17%              0.25%              1.11%
------------------------------------------------------------------------------------------------------------------------------------
BT Small Cap Index Fund                                       0.35%           0.10%                --               0.45%(6)
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Growth With Income Series                              0.75%           0.13%                --               0.88%
------------------------------------------------------------------------------------------------------------------------------------

6     Table Of Fees And Expenses

(1)The MML Growth Equity Fund and the MML Small Cap Growth Equity Fund began operations in 1999, and therefore, had no operating expenses as of December 31, 1998. The investment manager estimates that the total operating expenses for these Funds in 1999 will be as shown.

(2)We agreed to bear expenses of the MML Equity Fund, MML Blend Fund, MML Small Cap Value Equity Fund, MML Growth Equity Fund and MML Small Cap Growth Equity Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Funds through April 30, 2000. The expenses shown for the MML Growth Equity Fund and MML Small Cap Growth Equity Fund include this reimbursement. If not included, the other expenses for these Funds in 1999 are estimated to be 0.25%, for the MML Growth Equity Fund and 0.25% for the MML Small Cap Growth Equity Fund. We do not expect that we will be required to reimburse any expenses of the MML Equity Fund, MML Blend Fund and MML Small Cap Value Equity Fund in 1999.

(3)A portion of the brokerage commissions that the VIP Growth Portfolio, the VIP II Contrafund Portfolio, and the VIP III Growth Opportunities Portfolio pay was used to reduce the other expenses for the Portfolios. In addition, these Portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Without such reductions, the other expenses for the VIP Growth Portfolio would have been 0.11%, increasing the VIP Growth Portfolio's total fund expenses to 0.80%; the other expenses for the VIP II Contrafund(R) Portfolio would have been 0.11%, increasing the VIP II Contrafund(R) Portfolio's total fund expenses to 0.70%; and the other expenses for the VIP III Growth Opportunities Portfolio would have been 0.11%, increasing the VIP III Growth Opportunities Portfolio's total fund expenses to 0.80%.

(4)Effective October 1, 1999, this Fund will be called Oppenheimer International Growth Fund/VA.

(5)Janus Capital has agreed to reduce the management fee of the Janus Aspen Worldwide Growth Portfolio and the Janus Aspen Capital Appreciation Portfolio to the level of their corresponding Janus retail funds. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement. Without such reductions, the total fund expenses for the Janus Aspen Worldwide Growth Portfolio and the Janus Aspen Capital Appreciation Portfolio would have been 0.74% and 0.97%, respectively.

(6)Bankers Trust Company has voluntarily undertaken to waive its management fee and reimburse the BT Small Cap Index Fund certain expenses so that the total fund expenses for the BT Small Cap Index Fund will not exceed 0.45%. Bankers Trust Company may not recoup any of its waived investment advisory fees. Such waivers by Bankers Trust Company should stay in effect for at least 12 months. Without such waivers and reimbursements, the total fund expenses for the BT Small Cap Index Fund would have been 1.58%.

(7)The Fund's Class 2 distribution plan or "Rule 12b-1 plan" is described in the Fund's prospectus.

 (See the funds' prospectuses for more information.)

                                              Table Of Fees And Expenses       7

Examples

The following examples are designed to help you understand the expenses in the contract. The examples show the cumulative expenses you would pay assuming you invested $1,000 in a contract and allocated all of it to a fund which earned 5% each year. All the expenses shown in the table of fees and expenses, including the annual fund expenses, are assumed to apply. In the first example it is assumed that you withdrew all of your money at the end of years 1, 3, 5 or 10.

Sub-Account                                      Year          1                 3                 5                10
------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Money                                             $ 85              $112              $138              $233
------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Bond                                                88               120               150               258
------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Aggressive Growth                                   87               119               149               255
------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond                                      88               121               154               264
------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Growth & Income                         88               121               153               263
------------------------------------------------------------------------------------------------------------------------------
Oppenheimer High Income                                         88               121               153               262
------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation                                88               120               151               259
------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities                                   88               120               150               258
------------------------------------------------------------------------------------------------------------------------------
Panorama LifeSpan Diversified Income                            89               122               156               269
------------------------------------------------------------------------------------------------------------------------------
Panorama Total Return                                           86               114               141               238
------------------------------------------------------------------------------------------------------------------------------
Panorama LifeSpan Balanced                                      90               125               160               278
------------------------------------------------------------------------------------------------------------------------------
Panorama LifeSpan Capital Appreciation                          90               125               160               278
------------------------------------------------------------------------------------------------------------------------------
Panorama Growth                                                 86               113               140               236
------------------------------------------------------------------------------------------------------------------------------
Panorama International Equity(*)                                91               130               168               294
------------------------------------------------------------------------------------------------------------------------------
Fidelity's VIP Growth                                           88               120               151               259
------------------------------------------------------------------------------------------------------------------------------
Fidelity's VIP II Contrafund((R))                               87               118               148               254
------------------------------------------------------------------------------------------------------------------------------
Fidelity's VIP III Growth Opportunities                         88               121               153               263
------------------------------------------------------------------------------------------------------------------------------
American Century VP Income & Growth                             87               118               148               254
------------------------------------------------------------------------------------------------------------------------------
American Century VP Value                                       90               127               164               285
------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth                                    89               123               156               270
------------------------------------------------------------------------------------------------------------------------------
MML Small Cap Value Equity                                      85               111               135               227
------------------------------------------------------------------------------------------------------------------------------
MML Equity                                                      84               109               131               219
------------------------------------------------------------------------------------------------------------------------------
MML Blend                                                       84               109               131               219
------------------------------------------------------------------------------------------------------------------------------
MML Equity Index                                                85               112               138               233
------------------------------------------------------------------------------------------------------------------------------
MML Growth Equity                                               89               124               159               276
------------------------------------------------------------------------------------------------------------------------------
MML Small Cap Growth Equity                                     92               133               173               304
------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth                                    88               119               149               256
------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Capital Appreciation                                89               125               160               277
------------------------------------------------------------------------------------------------------------------------------
Templeton International                                         91               130               169               296
------------------------------------------------------------------------------------------------------------------------------
BT Small Cap Index                                              85               111               135               228
------------------------------------------------------------------------------------------------------------------------------
MFS((R)) Growth With Income                                     89               124               158               273
------------------------------------------------------------------------------------------------------------------------------

(*)Effective October 1, 1999, this Sub-Account will be called Oppenheimer International Growth Sub-Account.

8     Table Of Fees And Expenses

This second example assumes 1) that you did not make a withdrawal or 2) that you decided to begin the income phase at the end of each year shown. (The income phase is not available until the end of the 5(th) contract year.)

 Sub-Account                                  Year        1                 3                 5                10
------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Money                                       $ 20              $ 63              $108              $233
------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Bond                                          23                70               120               258
------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Aggressive Growth                             23                69               119               255
------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond                                23                72               124               264
------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Growth & Income                   23                72               123               263
------------------------------------------------------------------------------------------------------------------------------
Oppenheimer High Income                                   23                72               123               262
------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation                          23                71               121               259
------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities                             23                70               120               258
------------------------------------------------------------------------------------------------------------------------------
Panorama LifeSpan Diversified Income                      24                73               126               269
------------------------------------------------------------------------------------------------------------------------------
Panorama Total Return                                     21                64               111               238
------------------------------------------------------------------------------------------------------------------------------
Panorama LifeSpan Balanced                                25                76               130               278
------------------------------------------------------------------------------------------------------------------------------
Panorama LifeSpan Capital Appreciation                    25                76               130               278
------------------------------------------------------------------------------------------------------------------------------
Panorama Growth                                           21                64               110               236
------------------------------------------------------------------------------------------------------------------------------
Panorama International Equity(*)                          26                81               138               294
------------------------------------------------------------------------------------------------------------------------------
Fidelity's VIP Growth                                     23                71               121               259
------------------------------------------------------------------------------------------------------------------------------
Fidelity's VIP II Contrafund((R))                         22                69               118               254
------------------------------------------------------------------------------------------------------------------------------
Fidelity's VIP III Growth Opportunities                   23                72               123               263
------------------------------------------------------------------------------------------------------------------------------
American Century VP Income & Growth                       22                69               118               254
------------------------------------------------------------------------------------------------------------------------------
American Century VP Value                                 25                78               134               285
------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth                              24                74               126               270
------------------------------------------------------------------------------------------------------------------------------
MML Small Cap Value Equity                                20                61               105               227
------------------------------------------------------------------------------------------------------------------------------
MML Equity                                                19                59               101               219
------------------------------------------------------------------------------------------------------------------------------
MML Blend                                                 19                59               101               219
------------------------------------------------------------------------------------------------------------------------------
MML Equity Index                                          20                63               108               233
------------------------------------------------------------------------------------------------------------------------------
MML Growth Equity                                         25                76               129               276
------------------------------------------------------------------------------------------------------------------------------
MML Small Cap Growth Equity                               27                84               143               304
------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth                              23                70               119               256
------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Capital Appreciation                          25                76               130               277
------------------------------------------------------------------------------------------------------------------------------
Templeton International                                   27                82               139               296
------------------------------------------------------------------------------------------------------------------------------
BT Small Cap Index                                        20                61               105               228
------------------------------------------------------------------------------------------------------------------------------
MFS((R)) Growth With Income                               24                75               128               273
------------------------------------------------------------------------------------------------------------------------------

(*)Effective October 1, 1999, this Sub-Account will be called Oppenheimer International Growth Sub-Account.

                                     Table Of Fees And Expenses     9

The purpose of the Table of Fees and Expenses is to assist you in understanding the various costs and expenses that you will incur. The table reflects expenses of the separate account and the funds.

The examples reflect the $30 annual certificate maintenance charge as an annual charge of 0.086% of the assets. This charge is based on an anticipated average contract value of $35,000.

The examples do not reflect any premium taxes. However, premium taxes may apply.

The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

There is an accumulation unit value history contained in Appendix A - Condensed Financial Information.

10       Table Of Fees And Expenses

The Company

Massachusetts Mutual Life Insurance Company (MassMutual) is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851. It is currently licensed to transact life, accident, and health insurance business in all states, the District of Columbia, Puerto Rico and certain provinces of Canada. MassMutual had consolidated statutory assets in excess of $67 billion and estimated total assets under management of $176.8 billion as of December 31, 1998.

The Panorama Premier Individual Certificate Issued under a Group Deferred Variable Annuity Contract

General Overview

The annuity certificate is an ownership interest issued by us, MassMutual, to you, the participant, under the group deferred variable annuity contract. This annuity certificate is a contract between the participant and MassMutual. The certificate is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate that is at least 5 years in the future. The certificate, like all deferred annuity certificates, has two phases - the accumulation phase and the income phase. Your certificate is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your certificate enters the income phase.

You are not taxed on certificate earnings until you take money from your certificate. This is known as tax deferral.

The certificate is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Your choices include thirty-one funds and two fixed accounts. The amount of money you are able to accumulate in your certificate during the accumulation phase depends upon the investment performance of the funds you select as well as the interest we credit on the fixed accounts.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the funds you select for the income phase. If you select to receive payments on a fixed basis, the payments you receive will remain level.

                                           The Company/General Overview       11

Ownership

Contract Owner

The contract owner is the person or non-natural person who maintains the ownership rights stated in the contract that are not delegated to the participants. The owner of the contract is usually an employer, trustee or other sponsor of a group that is comprised of participants. If the contract is purchased as part of an employee benefit plan, the plan may govern which ownership rights are maintained by the contract owner and which are delegated to participants.

Participant

The participant is named at time of application. The participant can be an individual or a non-natural person. We will not issue a certificate to you if you have reached your 85(th) birthday as of the date we proposed to issue the certificate.

As the participant of the certificate, you exercise all rights under the certificate. The participant names the beneficiary. You may change the participant of the certificate at any time prior to the annuity date by written request. If you change the participant, the change is subject to our underwriting rules. Changing the participant may result in tax consequences. On and after the annuity date, you continue as the participant.

Joint Participant

The certificate can be owned by joint participants. Unless prohibited by state law, only you and your spouse can be joint participants. We will not issue a certificate to you if either proposed joint participant has reached their 85(th) birthday as of the date we proposed to issue the certificate.

Upon the death of either joint participant, the surviving spouse will be the designated beneficiary and may continue the certificate. We will treat any other beneficiary designation at the time of death as a contingent beneficiary. Unless otherwise indicated on the application, both signatures will be required for all transactions, if there are joint participants.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a certificate to you if the proposed annuitant has reached his/her 85(th) birthday as of the date we proposed to issue the certificate. You may change the annuitant before the annuity date, subject to our underwriting rules. However, the annuitant may not be changed on a certificate owned by a non-natural person.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

A beneficiary who is your surviving spouse may elect to continue the certificate in his or her own name, elect a lump sum payment of the death benefit, or apply the death benefit to an annuity option.

12       Ownership

Purchasing a Certificate

Purchase Payments

The minimum amount we accept for your initial purchase payment is:

 .    $5,000 when the certificate is bought as a non-qualified certificate; or

 .    $2,000 if you are buying the certificate as part of an IRA (Individual
     Retirement Annuity), 401(k) or other qualified plan.

You can make additional purchase payments of $250 or more to either type of certificate. We will accept as little as $100 if you have selected our automatic investment plan option.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the certificate.
The maximum amount is:

 .    $1 million up to your 76(th) birthday; or

 .    $500,000 if age 76 or older.

If the participant is not a natural person, these purchase payment limits will apply to the annuitant's age. If there are joint participants, age refers to the oldest participant.

You may make your initial purchase payment, along with your complete application, by giving them to your agent/broker. You can make additional purchase payments:

 .    By mailing your check that clearly indicates your name and contract number to our lockbox:

     MassMutual Panorama Premier NY/NJ
     P.O. Box 92427
     Chicago, IL 60675-2427

 .    By instructing your bank to wire transfer funds to:

     Chase Manhattan Bank, New York, New York
     ABA #021000021
     MassMutual Account 323065422
     Ref: VA Income Contract #
     Name: (Your Name)

We have the right to reject any application or purchase payment.

Allocation of Purchase Payments

When you purchase your certificate, you choose how we will apply your purchase payments among the investment choices. If you make additional purchase payments, we will apply them in the same way as your first purchase payment, unless you tell us otherwise.

Once we receive your purchase payment and the necessary information at our Annuity Service Center or lockbox, we will issue your certificate and apply your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If you add more money to your certificate by making additional purchase payments, we will credit these amounts to your certificate on the business day we receive them at our Annuity Service Center or lockbox. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your certificate effective the next business day.

                                               Purchasing a Certificate       13

Investment Choices

The Separate Account

We established a separate account, Massachusetts Mutual Variable Annuity Separate Account 4 (separate account), to hold the assets that underlie the certificates. Our Board of Directors adopted a resolution to establish the separate account under Massachusetts insurance law on July 9, 1997. We have registered the separate account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

MassMutual owns the assets of the separate account. However, those separate account assets equal to the reserves and other certificate liabilities are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the certificates and not against any other certificates we may issue.

We currently divide the separate account into 31 sub-accounts. Each of these sub-accounts invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

The Funds

Subject to state availability, the contract offers 31 funds which are listed below. Additional funds may be added in the future.

Panorama Series Fund, Inc.

Panorama Series Fund, Inc. ("Panorama Fund") is an open-end investment company. OppenheimerFunds, Inc. ("OFI"), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, ("Investment Advisers Act") is the investment adviser to the Panorama Fund. It performs administrative functions relative to the Panorama Fund, including the keeping of all records not maintained by the custodian. OFI has operated as an investment adviser since 1959 and, together with a subsidiary, manages investment companies with $95 billion in assets and 4 million shareholder accounts as of December 31, 1998. OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers for OFI and controlled by MassMutual. The address of OFI is Two World Trade Center, New York, NY 10048-0203.

OFI has engaged three subadvisors to assist in the selection of portfolio investments for the Panorama International Equity Portfolio, the Panorama LifeSpan Diversified Income Portfolio, the Panorama LifeSpan Balanced Portfolio, and the Panorama LifeSpan Capital Appreciation Portfolio.

Babson-Stewart Ivory International ("Babson-Stewart"), One Memorial Drive, Cambridge, MA 02142, is the subadviser to the Panorama International Equity Portfolio and the international stock components of the Panorama LifeSpan Balanced Portfolio and the Panorama LifeSpan Capital Appreciation Portfolio. Babson- Stewart is a partnership formed in 1987 between David L. Babson & Co., Inc., a subsidiary of MassMutual and Stewart Ivory & Co., Ltd., located in Edinburgh, Scotland. (Effective October 1, 1999, the name of the Panorama International Equity Portfolio will be changed to Oppenheimer International Growth Fund/VA and Babson-Stewart will no longer sub-advise the Fund. OFI will remain as adviser to the Fund.)

Credit Suisse Asset Management, One Citicorp Center, 153 East 53(rd) St., New York, New York, is the subadviser to the high yield bond components of the three Panorama LifeSpan Portfolios. Prior to January 12, 1999, Credit Suisse Asset Management was called BEA Associates.

Pilgrim, Baxter & Associates ("Pilgrim Baxter"), 825 Duportail Road, Wayne, PA 19087, is the subadviser to the small cap components of the Panorama LifeSpan Balanced Portfolio and the Panorama LifeSpan Capital Appreciation Portfolio.

Panorama LifeSpan Diversified Income Portfolio (Diversified Income Portfolio). The Diversified Income Portfolio seeks high current income, with opportunities for capital appreciation

14       Investment Choices
through a strategically allocated portfolio consisting primarily of bonds.

Panorama Total Return Portfolio. The Panorama Total Return Portfolio seeks to maximize total investment return (including both capital appreciation and income) by allocating its assets among stocks, corporate bonds, U.S. Government securities and its instrumentalities, and money market instruments according to changing market conditions.

Panorama LifeSpan Balanced Portfolio (Balanced Portfolio). The Balanced Portfolio seeks a blend of capital appreciation and income through a strategically allocated portfolio of stocks and bonds with a slightly stronger emphasis on stocks.

Panorama LifeSpan Capital Appreciation Portfolio (Capital Appreciation Portfolio). The Capital Appreciation Portfolio seeks long-term capital appreciation through a strategically allocated portfolio consisting primarily of stocks. Current income is not a primary consideration.

Panorama Growth Portfolio. The Panorama Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better than anticipated earnings. Realization of current income is a secondary consideration.

Panorama International Equity Portfolio.(*) The Panorama International Equity Portfolio seeks long-term growth of capital by investing primarily in equity securities of companies wherever located, the primary stock market of which is outside the United States.

(*)Effective October 1, 1999, this Fund will be called Oppenheimer International Growth Fund/VA.

Oppenheimer Variable Account Funds

Oppenheimer Variable Account Funds ("Oppenheimer Funds") is an investment company consisting of 10 separate series of shares known as funds. The Oppenheimer Funds are also advised by OFI.

Oppenheimer Bond Fund/VA. The Oppenheimer Bond Fund/VA seeks a high level of current income. The Fund seeks capital growth when consistent with its primary objective. This Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt securities.

Oppenheimer Money Fund/VA. The Oppenheimer Money Fund/VA seeks maximum current income from investments in money market securities that is consistent with low capital risk and maintenance of liquidity. The Fund invests in short-term, high quality "money market" securities.

Oppenheimer Aggressive Growth Fund/VA. The Oppenheimer Aggressive Growth Fund/VA seeks long-term capital appreciation by investing in "growth-type" companies.

Oppenheimer Strategic Bond Fund/VA. The Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. This Fund invests in three market sectors: debt securities of foreign governments and companies, U.S. Government securities and lower-rated high-yield securities of U.S. companies.

Oppenheimer Main Street Growth & Income Fund/VA. The Oppenheimer Main Street Growth & Income Fund/VA seeks total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

Oppenheimer High Income Fund/VA. The Oppenheimer High Income Fund/VA seeks a high level of current income. The Fund invests in unrated securities or high risk securities in the lower rating categories, commonly known as "junk bonds," which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities.

Oppenheimer Capital Appreciation Fund/VA. The Oppenheimer Capital Appreciation Fund/VA seeks long-term capital appreciation by investing in securities of well-known established companies. The Fund invests mainly in equity securities.

Oppenheimer Global Securities Fund/VA. The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation by investing a

                                                         Investment Choices   15
substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. The Fund invests in equity securities of U.S. and foreign issuers.

MML Series Investment Fund ("MML Trust")

MML Trust is a no-load, open-end, investment company having eight series of shares each of which has different investment objectives designed to meet different investment needs. MassMutual serves as the investment adviser to the MML Trust.

MassMutual has entered into a subadvisory agreement with David L. Babson and Company, Inc. ("Babson"), a controlled subsidiary of the MassMutual, whereby Babson manages the investment of the assets of the MML Small Cap Value Equity Fund, the MML Equity Fund, and the equity sector of the MML Blend Fund.

MassMutual has entered into a subadvisory agreement with Massachusetts Financial Services Company ("MFS"), whereby MFS manages the investment of the MML Growth Equity Fund.

MassMutual has entered into subadvisory agreements with J.P. Morgan Investment Management Company Inc. ("J.P. Morgan") and Waddell & Reed Investment Management Company ("Waddell & Reed"), whereby J.P. Morgan and Waddell & Reed each manage 50% of the portfolio of MML Small Cap Growth Equity Fund.

MassMutual has entered into a subadvisory agreement with Mellon Equity Associates, LLP ("Mellon Equity") whereby Mellon Equity manages the investments of the MML Equity Index Fund.

MML Small Cap Value Equity Fund. The MML Small Cap Value Equity Fund seeks growth of capital and income over time by investing primarily in small company stocks.

MML Equity Fund. The MML Equity Fund seeks to achieve a superior rate of return over time from both capital appreciation and current income and to preserve capital by investing in equity securities.

MML Blend Fund. The MML Blend Fund seeks a high total rate of return over time, consistent with prudent investment risk and capital preservation, by investing in equity, fixed income and money market securities.

MML Equity Index Fund. The MML Equity Index Fund seeks investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.(1)

(1) "Standard & Poor's", " Standard & Poor's 500" and "S&P 500" are trademarks of The McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"), or The McGraw-Hill Companies, Inc. Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

MML Growth Equity Fund. The MML Growth Equity Fund seeks growth of capital and income over time by investing primarily in equity securities of large companies with long-term growth potential.

MML Small Cap Growth Equity Fund. The MML Small Cap Growth Equity Fund seeks growth of capital over time by investing primarily in equity securities of smaller and medium-size companies with long-term growth potential.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc. is a diversified, open-end investment company incorporated in Maryland in 1994. The T. Rowe Price Mid-Cap Growth Portfolio is a separate series of shares of T. Rowe Price Equity Series, Inc. T. Rowe Price Associates, Inc. (" T. Rowe Price") was founded in 1937 and is the investment adviser to the Portfolio. Its business address is 100 East Pratt Street, Baltimore, MD 21202.

T. Rowe Price Mid-Cap Growth Portfolio. The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term capital appreciation by investing in mid-cap stocks with potential for above average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index.

16       Investment Choices

American Century Variable Portfolios, Inc.

American Century Variable Portfolios, Inc. ("American Century VP") was organized as a Maryland corporation in 1987 and is a diversified, open-end management investment company. American Century Investment Management, Inc. ("American Century") is the investment manager of American Century VP. American Century has been providing investment advisory services to investment companies and institutional investors since it was founded in 1958. American Century's address is American Century Tower, 4500 Main Street, Kansas City Missouri 64111.

American Century VP Income & Growth Fund. The American Century VP Income & Growth Fund seeks dividend growth, current income and capital appreciation by investing in common stocks.

American Century VP Value Fund. The American Century VP Value Fund seeks long-term capital growth by investing primarily in common stocks that the management team believes to be undervalued at the time of purchase. Income is a secondary objective.

Fidelity Variable Insurance Products Fund

Fidelity Variable Insurance Products Fund ("VIP") is an open-end management investment company organized as a Massachusetts business trust in 1981. Fidelity's VIP Growth Portfolio is a diversified fund of VIP.

Fidelity Management & Research Company ("FMR") is the investment adviser to Fidelity's VIP Growth Portfolio. FMR is the management arm of Fidelity Investments(R). Fidelity Investments has its principal place of business address at 82 Devonshire Street, Boston, MA 02109.

Fidelity's VIP Growth Portfolio - Service Class. Fidelity's VIP Growth Portfolio seeks to achieve capital appreciation by investing primarily in common stocks. This Portfolio invests in companies that the manager believes have above-average growth potential.

Fidelity Variable Insurance Products Fund II

Fidelity Variable Insurance Products Fund II ("VIP II") is an open-end management investment company, organized as a Massachusetts business trust in 1988. Fidelity's VIP II Contrafund(R) Portfolio is a diversified fund of VIP II.

FMR is the investment adviser to Fidelity's VIP II Contrafund(R) Portfolio.

Fidelity Management & Research (U.K.) Inc. ("FMR U.K.") in London, England, and Fidelity Management & Research (Far East) Inc. ("FMR Far East"), in Tokyo, Japan, assist FMR with foreign investments. They each serve as subadvisors for Fidelity's VIP II Contrafund(R) Portfolio.

Fidelity's VIP II Contrafund(R) Portfolio - Initial Class. Fidelity's VIP II Contrafund(R) Portfolio seeks long-term capital appreciation by investing in the securities of companies whose value is not fully recognized by the public.

Fidelity Variable Insurance Products Fund III

Fidelity Variable Insurance Products Fund III ("VIP III") is an open-end management investment company organized as a Massachusetts business trust in 1994. Fidelity's VIP III Growth Opportunities Portfolio is a diversified fund of VIP III.

FMR is the investment adviser to Fidelity's VIP III Growth Opportunities Portfolio. FMR U.K. and FMR Far East assist FMR with foreign investments. They each serve as subadvisors for Fidelity's VIP III Growth Opportunities Portfolio.

Fidelity's VIP III Growth Opportunities Portfolio Service Class. Fidelity's VIP III Growth Opportunities Portfolio seeks to provide capital growth by investing primarily in common stocks.

Janus Aspen Series

Janus Aspen Series ("Janus Aspen") is an open-end management investment company. Janus Aspen Worldwide Growth Portfolio and Janus Aspen Capital Appreciation are each a separate series of Janus Aspen.

Janus Capital is the investment adviser to the Janus Aspen Worldwide Growth Portfolio and the Janus Aspen Capital Appreciation Portfolio. Janus Capital is located at 100 Fillmore Street, Denver, CO 80206-4928.

                                                         Investment Choices   17

Janus Aspen Worldwide Growth Portfolio. The Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests primarily in common stocks of companies of any size throughout the world.

Janus Aspen Capital Appreciation Portfolio. The Janus Aspen Capital Appreciation Portfolio seeks long-term growth of capital. The Portfolio invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

Templeton Variable Products Series Fund

The Templeton Variable Products Series Fund ("Templeton Fund") is an open-end management investment company organized as a Massachusetts business trust on February 25, 1988. The Templeton International Fund is a separate series of the Templeton Fund.

Templeton Investment Counsel, Inc. ("Templeton Investment Counsel") is the investment manager of the Templeton International Fund. Templeton Investment Counsel is located at 500 East Broward Boulevard, Fort Lauderdale, FL 33394-3091.

Templeton International Fund - Class 2 Shares. The Templeton International Fund seeks long-term capital growth. The Fund, under normal market conditions, will invest at least 65% of its total assets in the equity securities of companies located outside the U.S., including in emerging markets.

BT Insurance Funds Trust

BT Insurance Funds Trust ("BT Insurance Funds") was organized as a Massachusetts business trust in 1996. The BT Small Cap Index Fund is a separate series of the BT Insurance Funds.

Bankers Trust Company is the investment adviser to the BT Small Cap Index Fund. Bankers Trust Company is located at 130 Liberty Street, New York, NY 10006.

BT Small Cap Index Fund. The BT Small Cap Index Fund seeks to match, as closely as possible, before expenses, the performance of the Russell 2000(R) Small Stock Index(*), which emphasizes stocks of small U.S. companies.

(*) "Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes."

MFS(R) Variable Insurance Trust(SM)

The MFS(R) Variable Insurance Trust(SM)("MFS Trust") is an open-end management investment company, organized as a Massachusetts business trust in 1994. The MFS(R) Growth With Income Series is a separate series of the MFS Trust.

Massachusetts Financial Services Company ("MFS") advises the MFS(R) Growth With Income Series. MFS is located at 500 Boylston Street, Boston, MA 02116.

MFS(R) Growth With Income Series. The MFS(R) Growth With Income Series seeks to provide reasonable current income and long-term growth of capital and income. This Series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the funds' prospectuses carefully before investing.

The Fixed Accounts

We offer two fixed accounts, the fixed account for Dollar Cost Averaging (the "DCA Fixed Account") and The Fixed Account (collectively, "the fixed accounts"), as investment options. The fixed accounts are investment options within our general account.

Amounts that you allocate to the fixed accounts become part of our general account assets and are subject to the claims of all our creditors. All of our general account assets will be available to fund benefits under a certificate.

DCA Fixed Account. The DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s). During the accumulation phase, you may choose to have your purchase payments allocated to the DCA

18       Investment Choices

Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

Currently, the DCA Term will not exceed 12 months. To the extent permitted by law, we reserve the right to change the duration of the DCA Term in the future. You may have only one DCA Term at a time.

We will only accept a purchase payment as of the beginning of a DCA Term. Purchase payments which originate from an annuity contract or certificate issued by us or any of our affiliates cannot be allocated to the DCA Account. You cannot transfer current certificate values to the DCA Fixed Account. We reserve the right to reject purchase payments.

We make scheduled monthly transfers from the DCA Fixed Account according to the rules of our Dollar Cost Averaging Program. You may not make unscheduled transfers or take partial withdrawals from the DCA Fixed Account. If you withdraw the entire certificate value during a DCA term we will apply our normal withdrawal provisions.

We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

If you elect to make an allocation to the DCA Fixed Account at a time when your annuity date would be less than the currently offered DCA Term, the expiration of your DCA Term will be your annuity date. No amounts will remain in the DCA Fixed Account after the expiration of the DCA Term.

We periodically set the interest rate we credit to the DCA Fixed Account. The interest rate is never less than 3%. We guarantee the interest rate for the full DCA Term.

The Fixed Account. You may allocate purchase payments to The Fixed Account. You can also make transfers of your certificate value into The Fixed Account. You do not participate in the investment performance of the assets in The Fixed Account. Instead, we credit your certificate with interest at a specified rate that we declare in advance. We guarantee this rate will be at least 3% per year. We may credit a higher rate of interest at our discretion.

                                                     Investment Choices       19

Certificate Value

Your certificate value is the sum of your value in the separate account and the fixed account(s).

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your certificate value, we use a unit of measure called an accumulation unit. During the income phase of your certificate we call the unit an annuity unit.

Accumulation Units

Every day we determine the value of an accumulation unit for each of the funds. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your certificate with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a fund by the value of the accumulation unit for that fund. When you make a withdrawal, we deduct from your certificate accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each investment portfolio after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your certificate value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Bond Fund/VA. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Oppenheimer Bond Fund/VA is $13.90. We then divide $5,000 by $13.90 and credit your certificate on Monday night with 359.71 accumulation units for the Oppenheimer Bond Fund/VA.

Transfers

You can transfer all or part of your certificate value. You can make transfers by telephone, internet or by other means we authorize. To make transfers other than by telephone or internet, you must submit a written request. If you own the certificate with a joint participant, we will accept transfer instructions from either you or the other participant, unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Your transfer is effective on the business day we receive your request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase

You may transfer all or part of your assets in a fund or The Fixed Account. You can make a transfer to or from The Fixed Account and to or from any fund. You can make 12 transfers every calendar year during the accumulation phase without charge. If you make more than 12 transfers in a year, we will deduct a transfer fee. The fee is $20 per transfer or, if less, 2% of the amount you transfer. The following rules apply to any transfer during the accumulation phase:

(1) The minimum amount which you can transfer is:

    . $1,000; or

    . the entire value in a fund, if less.

20       Certificate Value

After a transfer, the minimum amount which must remain in the fund is $1,000 unless you transfer the entire fund value. We waive these requirements if the transfer is made in connection with the Rebalancing Program.

(2) You must clearly indicate the amount and investment choices from and to which you wish to transfer.

(3) During any certificate year, we limit transfers out of The Fixed Account to the greater of $30,000 or 30% of your certificate value in The Fixed Account as of the end of the previous certificate year. We measure a certificate year from the anniversary of the day we issued your certificate. Transfers out of The Fixed Account are done on a first-in, first-out basis. In other words, amounts attributed to the oldest purchase payments are transferred first; then amounts attributed to the next oldest purchase payment are transferred; and so on.

(4) We do not allow transfers between competing accounts. For this purpose, we consider The Fixed Account and the Oppenheimer Money Fund/VA "competing accounts." We restrict other transfers involving any competing account for certain periods:

    . for a period of 90 days following a transfer out of a competing account, you may not transfer into the other competing account.

    . for a period of 90 days following a transfer into a competing account, you may not transfer out of the other competing account.

(5) We do not count transfers made as part of the Dollar Cost Averaging Program, the Rebalancing Program, or in determining the number of transfers you make in a year.

Transfers During the Income Phase

You may make 6 transfers between the funds each calendar year without incurring a fee. You cannot transfer from the general account to a fund, but you can transfer from one or more funds to the general account once a certificate year. The minimum amount which you can transfer is $1,000 or your entire interest in the fund, if less. After a transfer, the minimum amount which must remain in a fund is $1,000 unless you have transferred the entire value.

We have the right to terminate or modify these transfer provisions.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Dollar Cost Averaging Program is available only during the accumulation phase.

Dollar Cost Averaging does not assure a profit and does not protect you against loss in declining markets. Since Dollar Cost Averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

You must have a certificate value of at least $5,000 in order to participate in the Dollar Cost Averaging Program. The minimum amount you can transfer is $250.

The minimum duration of participation in any Dollar Cost Averaging Program is currently 6 months. You can choose the frequency at which the Dollar Cost Averaging transfers are to be made, i.e., monthly, quarterly, semi-annually or annually. You will also choose the specific date when the first Dollar Cost Averaging transfer is made. However, if you select a date that is less than 5 business days from the date the election form is received at our Annuity Service Center, we may defer the first transfer for one month. If you do not select a start date, we will automatically start the Dollar Cost Averaging Program within 5 business days from the date we receive your election form. You may make changes to your selection, including termination of the program, by written request.

                                                          Certificate Value   21

If you participate in the Dollar Cost Averaging Program, we do not take the transfers made under the program into account in determining any transfer fee.

We consider the DCA Fixed Account to be a Dollar Cost Averaging Program. You can only participate in one Dollar Cost Averaging Program at a time. Further, if you are participating in the Dollar Cost Averaging Program you cannot also participate in the Rebalancing Program or the DCA Fixed Account.

The Dollar Cost Averaging option will terminate if:

 .   you withdraw the total certificate value;
 .   the last transfer you selected has been made;
 .   upon your death or the annuitant's death;
 .   there is insufficient certificate value to make the transfer; or
 .   we receive from you a written request to terminate the program at our
    Annuity Service Center at least 5 business days prior to the next transfer date.

We currently do not charge you for participation in the Dollar Cost Averaging Program. However, we reserve the right to charge for this feature in the future. We have the right to modify, terminate or suspend the Dollar Cost Averaging Program.

Automatic Rebalancing Program

Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your certificate to return to your original percentage allocations by selecting our Rebalancing Program. You can tell us whether to rebalance monthly, quarterly, semi-annually or annually. The Rebalancing Program is available only during the accumulation phase. If you participate in the Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

You cannot participate in the Rebalancing Program if you have purchase payments allocated to the fixed accounts. You cannot participate in the Rebalancing Program if you are participating in a Dollar Cost Averaging Program.

You can terminate the Rebalancing Program at anytime by giving us written notice. Any unscheduled transfer request will automatically terminate the Rebalancing Program election.

Example:

Assume that you want your initial purchase payment split between 2 funds. You want 40% to be in the Oppenheimer Bond Fund/VA and 60% to be in the Panorama Growth Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Oppenheimer Bond Fund/VA now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Oppenheimer Bond Fund/VA to bring its value back to 40% and use the money to buy more units in the Panorama Growth Portfolio to increase those holdings to 60%.

Withdrawals

During the accumulation phase you may make either partial or total withdrawals of your certificate value. Your withdrawal is effective on the business day we receive your written request at our Annuity Service Center. If we receive your written request at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. We will pay any withdrawal amount within 7 days of our receipt of your fully completed written request at our Annuity Service Center unless we are required to suspend or postpone withdrawal payments.

Unless you instruct us otherwise, we will take any partial withdrawal proportionally from your certificate value in the funds and The Fixed Account. You must withdraw at least $250 or the entire value in a fund or The Fixed Account, if less. We require that after you make a partial withdrawal you keep at least $5,000 in a non-qualified certificate. For qualified certificates, the

22  Certificate Value
amount is $2,000. Partial withdrawals are subject to a contingent deferred sales charge.

When you make a total withdrawal you will receive the value of your certificate:

 .   less any contingent deferred sales charge, if applicable;

 .   less any applicable premium tax;

 .   less any certificate maintenance charge, and

 .   less any purchase payments we credited to your certificate that have not cleared the bank, until they clear the bank.

Systematic Withdrawal Program

This program provides for an automatic monthly, quarterly, semi-annual or annual payment to you from your certificate of at least $250. Your certificate value must be at least $25,000 to initiate the withdrawal plan. Currently, we do not have a charge for this program, but we reserve the right to charge in the future.

Your systematic withdrawal program will begin on the start date you selected as long as we receive a fully completed written request at least five business days before the start date you selected. We may defer the start of your systematic withdrawal program for one month if your systematic withdrawal start date is less than five days after we receive your written request. If you do not select a start date, we will automatically begin systematic withdrawals within 5 business days after we receive your request. Your request must be in writing.

If you are participating in the Automatic Investment Plan Option, you cannot also participate in the Systematic Withdrawal Plan. If you terminate your Systematic Withdrawal Plan from The Fixed Account, you may not elect a new plan involving withdrawals from The Fixed Account for 6 months.

Your systematic withdrawal program ends if:

 .   you withdraw your total certificate value;

 .   we process the last withdrawal you selected;

 .   upon your death or the annuitant's death;

 .   your value in a selected fund or The Fixed Account is insufficient to complete the withdrawal;

 .   you begin receiving annuity payments; or

 .   you give us a written request to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

--------------------------------------------------------------------------------
 Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.
--------------------------------------------------------------------------------
                                                           Certificate Value  23

Expenses

There are charges and other expenses associated with the certificates that reduce the return on your investment in the certificate. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts:
(1) the mortality and expense risk charge and (2) the administrative charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is for:

 .   the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

 .   the expense risk that the current charges will be insufficient to cover the actual cost of administering the certificate.

The mortality and expense risk charge cannot be increased. If the mortality and expense risk charge is not sufficient, then we will bear the loss. However, we do expect to profit from this charge.

Administrative Charge

This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual certificate maintenance charge, to reimburse us for all the expenses associated with the administration of the certificate and the separate account. Some of these expenses are: preparation of the certificate, confirmations, annual reports and statements, maintenance of certificate records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We can increase this charge, but the charge will never exceed 0.25%. If we increase this charge, we will give you 90 days prior notice.

Annual Certificate Maintenance Charge

At the end of each certificate year, we deduct $30 from your certificate as an annual certificate maintenance charge. We may increase this charge, but it will not exceed $60. If we increase this charge, we will give you 90 days prior notice. Currently, we will not deduct this charge if, when we are to make the deduction, the value of your certificate is $50,000 or more. However, we reserve the right to increase the certificate value amount at which we will waive this charge to $100,000 as provided by the certificate. Subject to state regulations, we will deduct the annual certificate maintenance charge proportionately from the investment choices you have selected. In no event, however, shall that portion of the annual certificate maintenance charge we deducted from the fixed account exceed $30 during any certificate year.

If you make a total withdrawal from your certificate, and the certificate value is less than $50,000, we will deduct the full annual certificate maintenance charge. If your certificate enters the income phase on a date other than its certificate anniversary and the certificate value is less than $50,000, we will deduct a pro rata portion of the charge. During the income phase, we will deduct 1/12th of the annual certificate maintenance charge from each payment regardless of the certificate value.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on any amount you withdraw that exceeds the free withdrawal

24  Expenses
amount. We use this charge to cover certain expenses relating to the sale of the certificate.

If you withdraw:

 .   from more than one investment choice, we will deduct the contingent deferred sales charge proportionately from the amounts remaining in the investment choice(s) you selected.

 .   the total value from an investment choice, we will deduct the contingent deferred sales charge proportionately from amounts remaining in the investment choices that still have value.

 .   your entire certificate value, we will deduct the contingent deferred sales from the certificate value. You will receive a check for the net amount.

The amount of the charge depends on the amount of the purchase payments and the length of time since you made the purchase payments. The contingent deferred sales charge is assessed as follows:

                     Year since Purchase
                    Payments were Accepted         Charge
                  -------------------------------------------
                        1st Year                     7%
                  -------------------------------------------
                        2nd Year                     6%
                  -------------------------------------------
                        3rd Year                     5%
                  -------------------------------------------
                        4th Year                     4%
                  -------------------------------------------
                        5th Year                     3%
                  -------------------------------------------
                        6th Year                     2%
                  -------------------------------------------
                        7th Year                     1%
                  -------------------------------------------
                        8th Year                     0%
                      and thereafter

After your purchase payment has been in the certificate for 7 years, there is no charge when you withdraw the purchase payment. Each purchase payment has its own 7-year sales charge period. We take withdrawals first from earnings, and then from purchase payments. For purposes of the contingent deferred sales charge, we treat withdrawals as coming from the oldest purchase payments first.

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances.

 .    Upon payment of the death benefit or upon the amount applied to an annuity payment option.

 .    If you surrender your certificate before April 30, 2000, and the proceeds of the surrender are used to purchase a new group annuity issued by MassMutual. The group annuity may be subject to charges upon surrender.

 .    If you redeem "excess contributions" to a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

 .    Owners of certain IRAs or non-qualified Flex Extra variable annuity contracts issued by MassMutual that no longer have any contingent deferred sales charge may exchange these certificates for a Panorama Premier certificate. We call this the "Flex Extra Exchange Program." If you exchange an eligible Flex Extra contract for a Panorama Premier certificate, we will not assess a contingent deferred sales charge on the amount that was in the original Flex Extra contract. However, if you make any additional purchase payments to the Panorama Premier certificate they will be subject to a contingent deferred sales charge under the Panorama Premier certificate.

 .    If you own an IRA or a non-qualified Account A, Account B or Account E variable annuity contract previously issued by Connecticut Mutual Life Insurance Company, you can exchange that contract for a Panorama Premier certificate. We call this the CML Exchange Program. If you exchange an eligible Account A, Account B, or Account E contract for a Panorama Premier certificate, we will not assess a contingent deferred sales charge on the amount that was in the original contract. However, if you make additional purchase payments to the Panorama Premier certificate they will be subject to a contingent deferred sales charge under the Panorama Premier certificate.

                                                                    Expenses  25

 .    Effective October 1, 1999, owners of certain Panorama IRAs or non-qualified
     Panorama deferred variable annuity contracts issued by MassMutual that are beyond the contingent deferred sales charge period may exchange these contracts for a Panorama Premier certificate. If you exchange an eligible Panorama contract for a Panorama Premier certificate, we will not assess a contingent deferred sales charge on your Panorama contract value. However, any additional payments that you make to the Panorama Premier certificate will be subject to a contingent deferred sales charge under the Panorama Premier certificate.

 .    Effective October 1, 1999, owners of certain Panorama Plus IRAs or non-qualified Panorama Plus variable annuity contracts issued by C. M. Life Insurance Company that are beyond the surrender charge period may exchange these contracts for a Panorama Premier certificate. If you exchange an eligible Panorama Plus contract for a Panorama Premier certificate, we will not assess a surrender charge on your Panorama Plus contract value. However, any additional payments that you make to the Panorama Premier certificate will be subject to a contingent deferred sales charge under the Panorama Premier certificate.

The exchange programs may not be available in all states. Check with your agent. We have the right to terminate these exchange programs at any time. If you want more information about the exchange programs, contact your agent or us at our Annuity Service Center (800) 366-8226.

Free Withdrawals

You may withdraw, without incurring a contingent deferred sales charge, the greater of:

 .   the part of your certificate value that is earnings on the date of withdrawal; or

 .   10% of purchase payments remaining in your certificate on the withdrawal date reduced by any free withdrawal(s) you previously took during the current certificate year.

We take withdrawals first from any investment earnings, and then from purchase payments. If you withdraw an amount which exceeds the free withdrawal amount, we will reduce the amount of your remaining purchase payments. We will calculate the contingent deferred sales charge based on your oldest purchase payments first.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your certificate value for them. Some of these taxes are due when your certificate value is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

During the accumulation phase, you can make 12 free transfers every calendar year. If you make more than 12 transfers a calendar year, we will deduct a transfer fee of $20 or 2% of the amount that is transferred, whichever is less. If you request to transfer a dollar amount, we will deduct any transfer fee from the amount transferred.

If you request to transfer a percentage of your value in an investment choice, we will deduct the transfer fee from the amount remaining in the investment choice. If you transfer the entire amount in an investment choice, we will deduct the transfer fee from the amount you transfer.

During the income phase, we allow 6 transfers and they are not subject to a transfer fee. We consider all transfers made on one business day as one transfer.

Income Taxes

We will deduct from the certificate any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various funds, which are described in the attached fund prospectuses. We may enter into certain arrangements under which we are reimbursed by the funds' advisors, distributors and/or affiliates for the administrative service that we provide.

26  Expenses

The Income Phase

If you want to receive regular income from your annuity, you can choose to receive fixed and/or variable annuity payments under one of six options. You can choose the month and year in which those payments begin. We call that date the annuity date. Your annuity date must be the first day of a calendar month. Your annuity date cannot be earlier than 5 years after you buy the certificate.

You choose your annuity date when you purchase your certificate. You can change it at any time before the annuity date provided you give us 30 days written notice. If you do not choose an annuity option, we will assume that you selected Life Income with 10 years of payments guaranteed.

Annuity payments must begin by the earlier of:

(1) The annuitant's 90(th) birthday or the 90(th) birthday of the oldest joint annuitant;

(2) Your 90(th) birthday if you are not the annuitant or the 90(th) birthday of the oldest joint participant; or

(3) The latest age permitted under state law.

We make annuity payments based on the age and sex of the annuitant under all options except Option E. We may require proof of age and sex before annuity payments begin.

At the annuity date, you have the same fund choices that you had in the accumulation phase. You can choose whether payments will be fixed, variable, or a combination of both. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in the Fixed Account will be applied to a fixed payout.

In order to avoid adverse tax consequences, you should begin to take distributions at least equal to the minimum amount required by the IRS, no later than the required beginning date. If your certificate is an IRA, that date should be the year you reach age 70 1/2. For qualified plans, that date is the later of your retirement or when you reach age 70 1/2.

If your certificate value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100, we reserve the right to change the payment basis to equivalent less frequent payments.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following 5 things:

 .   the value of your certificate on the annuity date;

 .   the deduction of premium taxes, if applicable,

 .   the deduction of the annual certificate maintenance charge,

 .   the annuity option you select, and

 .   the age and sex of the annuitant (and the age and sex of the joint annuitant, if any).

Variable Annuity Payments

If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following 6 things:

 .   the value of your certificate on the annuity date;

 .   the deduction of premium taxes, if applicable,

 .   the deduction of the annual certificate maintenance charge,

 .   the annuity option you select,

 .   the age and sex of the annuitant (and the age and sex of the joint annuitant, if any), and

 .   an assumed investment rate (AIR) of 4% per year.

Future variable payments will depend on the performance of the funds you selected. If the actual performance exceeds the 4% assumed

                                                            The Income Phase  27
investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options

The following annuity options are available. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments. In addition, during the income phase we do not allow withdrawals.

Annuity Option A - Life Income. Under this option we make periodic payments as long as the annuitant is alive. After the annuitant dies we stop making payments.

Annuity Option B - Life Income with Period Certain. We will make periodic payments for a guaranteed period, or as long as the annuitant lives, whichever is longer. The guaranteed period may be 5, 10 or 20 years. If the beneficiary chooses, he/she may elect a lump sum payment equal to the present value of the remaining guaranteed annuity payments.

Annuity Option C - Joint and Last Survivor Payments. We will make periodic payments during the joint lifetime of 2 annuitants. When one dies, we will continue making these payments to the survivor as if both annuitants were alive. We will not make payments after both annuitants have died.

Annuity Option D - Joint and 2/3 Survivor Annuity. We will make periodic payments during the joint lifetime of 2 annuitants. We will continue making payments during the lifetime of the surviving annuitant. We will compute these payments for the surviving annuitant on the basis of two-thirds of the annuity payment (or units) in effect during the joint lifetime. We will not make payments after both annuitants have died.

Annuity Option E - Period Certain. We will make periodic payments for a specified period. The specified period must be at least 5 years and cannot be more than 30 years. If you do not want payments to continue for the remainder of the specified period, you may elect to have an amount equal to the present value of the remaining guaranteed annuity payments paid as a lump sum or applied to another annuity option.

Annuity Option F - Special Income Settlement Agreement. We will pay you in accordance with terms agreed upon in writing by both you and us.

28  The Income Phase

Death Benefit

Death Of Participant During The Accumulation Phase

If you or the joint participant dies during the accumulation phase, we will pay a death benefit to your primary beneficiary. If the joint participant dies, we will treat the surviving joint participant, if any, as the primary beneficiary. We will treat any other beneficiary designation on record at the time of death as a contingent beneficiary unless you have changed it in writing.

Your beneficiary may request that the death benefit be paid under one of the death benefit options. If the beneficiary is your spouse, he or she may elect to become the participant of the certificate at the then current certificate value, which may be less than the death benefit. If joint participants die simultaneously, the death benefit will become payable.

Death Benefit Amount During The Accumulation Phase

Before the date you or the oldest joint participant reaches age 75, the death benefit during the accumulation phase will be the greater of:

(1) your purchase payments, less any withdrawals and any applicable charges; or

(2) your certificate value as of the business day we receive proof of death and election of the payment method; or

(3) your certificate value on the most recent 3 year certificate anniversary, plus any subsequent purchase payments, less any subsequent withdrawals including any applicable charges. Your first certificate anniversary is one calendar year from the date we issued your certificate.

After you or the oldest joint participant reaches age 75, the death benefit during the accumulation period will be the greater of:

(1) the purchase payments, less any withdrawals and any applicable charges; or

(2) your certificate value as of the business day we receive proof of death and election of the payment method; or

(3) your certificate value on the most recent 3 year certificate anniversary prior to the participant or the oldest joint participant reaching age 75, plus any subsequent purchase payments, less any subsequent withdrawals, including any applicable charges. Your first certificate anniversary is one calendar year from the date we issued your certificate.

If the certificate is owned by a non-natural person, participant means annuitant for purposes of determining the death benefit amount.

Death Benefit Options During The Accumulation Phase

A beneficiary who is not your surviving spouse must elect to receive the death benefit under one of the following options, in the event you die during the accumulation phase.

Option 1 - lump sum payment of the death benefit; or

Option 2 - the payment of the entire death benefit within 5 years of the date of death; or

Option 3 - payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or any joint participant.

                                                               Death Benefit  29

If a lump sum payment is requested, we will pay the amount within 7 days after we receive due proof of death and other necessary information at our Annuity Service Center, unless we are required to suspend or delay payment. Payment to the beneficiary, in any form other than a lump sum, may only be elected during the 60-day period beginning with the date of receipt by us of proof of death.

Death Of Participant During The Income Phase

If you or the joint participant dies during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

Death Of Annuitant

If the annuitant, who is not the participant or joint participant, dies during the accumulation phase, you can name a new annuitant subject to the underwriting rules we have in effect at the time. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the participant is a non-natural person we will treat the death of the annuitant as the death of the participant, and you may not name a new annuitant.

Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant's death.

30  Death Benefit

Taxes

NOTE: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Certificates In General

Annuity certificates are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity certificate until you take the money out. This is referred to as tax deferral.

For variable annuity certificates, tax deferral depends on the insurance company, and not you having control of the assets held in the separate accounts. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much "investor control" of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

The Internal Revenue Service (IRS) has provided some guidance on investor control but several issues remain unclear. One unanswered question is whether a participant can have too much investor control if the variable certificate offers a large choice of funds in which to invest account values.

We do not know if the IRS will issue any guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the certificate, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

There are different rules as to how you are taxed depending on how you take the money out and the type of certificate - qualified or non-qualified (see following sections).

You, as the participant of a non-qualified annuity, will generally not be taxed on increases in the value of your certificate until a distribution occurs - either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully ineludible in income.

When a non-qualified certificate is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the certificate as an agent for a natural person), the certificate will generally not be treated as an annuity for tax purposes.

Qualified And Non-Qualified Certificates

If you purchase the certificate as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your certificate is referred to as a non-qualified certificate.

If you purchase the certificate under a pension plan, specially sponsored program, or an individual retirement annuity, your certificate is referred to as a qualified certificate. Examples of qualified plans are: deductible and non-deductible Individual Retirement Annuities (IRAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

                                                                      Taxes   31

Withdrawals - Non-Qualified
Certificates

The Code treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and
(2) from an annuity contract entered into after August 14, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are ineludible in income.

The Code also provides that any amount received under an annuity certificate which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is ineludible in income. Some withdrawals will be exempt from the penalty.
They include any amounts:

(1) paid on or after you reach age 59 1/2;

(2) paid to your beneficiary after you die;

(3) paid if you become totally disabled (as that term is defined in the Code);

(4) paid in a series of substantially equal payments made annually (or more frequently) for life or your life expectancy or for the joint life expectancies of you and your designated beneficiary;

(5) paid under an immediate annuity; or

(6) which come from purchase payments made before August 14, 1982.

Withdrawals - Qualified Certificates

If you have no cost basis for your interest in a qualified certificate, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total certificate value. Special tax rules may be available for certain distributions from a qualified certificate.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 408 (Individual Retirement Annuities - IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

 .    distributions made on or after you reach age 59 1/2;

 .    distributions made after your death or disability (as defined in Code
     Section 72(m)(7);

 .    after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a separation from service is not required);

 .    distributions made after separation of service if you have reached age 55
     (not applicable to distributions from IRAs);

 .    distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

 .    distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

 .    distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days);

 .    distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7) for the taxable year; and

 .    distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in

32       Taxes

(b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

Withdrawals - Tax-Sheltered
Annuities

Pursuant to Revenue Ruling 90-24, we will allow partial or full transfers of a participant's interest in a non-ERISA Tax-Sheltered Annuity to this certificate. However, this certificate cannot be used for salary reduction contributions.

The Code limits the withdrawal of purchase payments made by participants through salary reductions from certain Tax-Sheltered Annuities. Withdrawals of salary reduction amounts and their earnings can be made when a participant:

(1)     reaches age 59 1/2;

(2)     leaves his/her job;

(3)     dies;

(4)     becomes disabled, as that term is defined in the Code; or

(5)     in the case of hardship.

In the case of hardship, the participant can only withdraw the purchase payments and not any earnings.

Any certificate value as of December 31, 1988 is not subject to these restrictions. Additionally, return of "excess contributions" or amounts paid to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.

                                                                  Taxes       33

Other Information
Performance

We may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict the future performance.

Standardized Total Returns

We will show standardized average annual total returns for sub-accounts that have been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge, the annual certificate maintenance charge and all other separate account and certificate level charges, except premium taxes, if any.

If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

Nonstandard Total Returns

We will also show total returns based on historical performance of the sub-accounts and underlying funds. We may assume the certificates were in existence prior to their inception date, September 1, 1998, which they were not. Total return percentages include all fund level and separate account level charges. They do not include a contingent deferred sales charge, certificate maintenance charge, or premium taxes, if any. If these charges were included, returns would be less than those shown.

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

Yield and Effective Yield

We may also show yield and effective yield for the Oppenheimer Money Fund/VA over a seven-day period, which we then "annualize". This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the "effective yield" similarly, but when we annualize the amount, we assume the income earned is re-invested. Therefore, the effective yield is slightly higher that the yield because of the compounding effect.

Related Performance

Some of the funds available to you are similar to mutual funds offered in the retail marketplace. These funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from retail mutual funds. In fact, performance of these funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds' sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the funds available in this certificate and is not an indication of future performance of these funds.

Year 2000

Like other businesses and governments around the world, we could be adversely affected if the computer systems used by us and those with which we do business do not properly recognize the year 2000. This is commonly known as the "Year 2000 issue".

34       Other Information

In 1996, we began an enterprise-wide process of identifying, evaluating and implementing changes to computer systems and applications software to address the Year 2000 issue on our own behalf and on behalf of our subsidiaries. We are addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. We are also seeking assurances from vendors, customers, service providers, governments and others with which we conduct business, to determine their year 2000 readiness.

The costs related to the Year 2000 issue are currently being expensed, and when measured against net gain from operations, are not material to us.

Distributors

MML Distributors, LLC (MML Distributors) serves as principal underwriter for the certificates. MML Investors Services, Inc. (MMLISI) serves as co-underwriter for the certificates. Their purpose as underwriters is to distribute the certificates. MML Distributors and MMLISI are wholly-owned subsidiaries of MassMutual. Both are located at 1414 Main Street, Springfield, Massachusetts 01144-1013.

We will pay commissions to broker-dealers who sell the certificates. Currently, we pay an amount up to 7% of purchase payments. As an alternative, we may pay a commission of 1.2% of certificate values each certificate year. We also may pay a commission that is a combination of purchase payments and certificate value. These alternatives could exceed 7%.

From time to time, MML Distributors may enter into special arrangements with certain broker-dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers for selling the certificates.

Electronic Transmission Of Application Information

Upon agreement with a limited number of broker-dealers, we will accept electronic data transmissions of application information. Our Annuity Service Center will accept this information at the time the initial purchase payment is transmitted by wire. We will not allow you to exercise any ownership rights in the certificate until you have signed and returned to us one of the following: an application; a delivery receipt; or what we consider to be their equivalent. Please contact your representative for more information.

Assignment

You can assign the certificate at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the certificate before we receive notice of the assignment. You may be subject to tax consequences if you assign your certificate.

If the certificate is issued pursuant to a qualified plan, there may be limitations on your ability to assign the certificate. If you assign your certificate, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable beneficiary before we assign proceeds.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other participants, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your certificate and while the annuitant is living, we determine the number of shares you may vote by dividing your certificate value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

                                                          Other Information   35

Reservation Of Rights

We reserve the right to:

 .   substitute another fund for one of the funds
    you selected, and

 .   add or eliminate sub-accounts.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Suspension Of Payments Or
Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

 .   the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

 .   trading on the New York Stock Exchange is restricted;

 .   an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds;

 .   during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account for the period permitted by law but not for more than six months.

Legal Proceedings

We are currently not involved in any legal proceedings that might adversely impact the certificates.

Financial Statements

We have included our financial statements and those of the separate account in the Statement of Additional Information.

Additional Information

For further information about the certificate, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

     1.  Company
     2.  Custodian
     3.  Assignment of Certificate
     4.  Distribution
     5.  Purchase of Securities Being Offered
     6.  Accumulation Units and Unit Value
     7.  Transfers During the Income Phase
     8.  Payment of Death Benefit
     9.  Annuity Payments
    10.  Federal Tax Matters
    11.  Performance Measures
    12.  Experts
    13.  Financial Statements

36       Other Information

To:   Massachusetts Mutual Life Insurance Company
      Annuity Products, H565
      P.O. Box 9067
      Springfield, Massachusetts  01102-9067

Please send me a Statement of Additional Information for MassMutual's Panorama Premier.

Name      _____________________________________

Address   _____________________________________

          _____________________________________

City      ________________ State____ Zip_______

Telephone _____________________________________

                     [This page intentionally left blank.]

Appendix A -

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. This data has been extracted from the separate account's audited financial statements. This information should be read in conjunction with the separate account's audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values

 Sub-Account                                                Dec 31, 1998                1998(a)
--------------------------------------------------------------------------------------------------
 Oppenheimer Money                                            11.150105                  10.00
--------------------------------------------------------------------------------------------------
 Oppenheimer Bond                                             11.725305                  10.00
--------------------------------------------------------------------------------------------------
 Panorama LifeSpan Diversified Income                         12.046624                  10.00
--------------------------------------------------------------------------------------------------
 Panorama Total Return                                        13.876594                  10.00
--------------------------------------------------------------------------------------------------
 Panorama LifeSpan Balanced                                   12.983356                  10.00
--------------------------------------------------------------------------------------------------
 Panorama LifeSpan Capital Appreciation                       13.619392                  10.00
--------------------------------------------------------------------------------------------------
 Panorama Growth                                              15.669692                  10.00
--------------------------------------------------------------------------------------------------
 Panorama International Equity(b)                             13.961844                  10.00
--------------------------------------------------------------------------------------------------
 Fidelity's VIP II Contrafund(R)                              12.598281                  10.00
--------------------------------------------------------------------------------------------------
 American Century VP Income & Growth                          12.423410                  10.00
--------------------------------------------------------------------------------------------------
 T. Rowe Price Mid-Cap Growth                                 13.076410                  10.00
--------------------------------------------------------------------------------------------------
 MML Small Cap Value Equity                                   11.164329                  10.00

Accumulation Units Outstanding

 Sub-Account                                                 Dec 31, 1998
--------------------------------------------------------------------------------------------------
 Oppenheimer Money                                              113,305
--------------------------------------------------------------------------------------------------
 Oppenheimer Bond                                                59,397
--------------------------------------------------------------------------------------------------
 Panorama LifeSpan Diversified Income                            19,531
--------------------------------------------------------------------------------------------------
 Panorama Total Return                                           64,846
--------------------------------------------------------------------------------------------------
 Panorama LifeSpan Balanced                                      53,713
--------------------------------------------------------------------------------------------------
 Panorama LifeSpan Capital Appreciation                           3,418
--------------------------------------------------------------------------------------------------
 Panorama Growth                                                 29,056
--------------------------------------------------------------------------------------------------
 Panorama International Equity(b)                                13,535
--------------------------------------------------------------------------------------------------
 Fidelity's VIP II Contrafund(R)                                 18,660
--------------------------------------------------------------------------------------------------
 American Century VP Income & Growth                             39,253
--------------------------------------------------------------------------------------------------
 T. Rowe Price Mid-Cap Growth                                    15,476
--------------------------------------------------------------------------------------------------
 MML Small Cap Value Equity                                       8,742

(a) Commencement of public offering was September 1, 1998.
(b) Effective October 1, 1999, this Sub-Account will be called Oppenheimer International Growth Sub-Account.

                                                                  Appendix A A-1

                     [This page intentionally left blank.]